UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 27, 2004 (May 26, 2004)

THE HOUSTON EXPLORATION COMPANY

(Exact name of registrant as specified in charter)

Delaware
(State of Incorporation)

001-11899 (Commission File No.)	22-2674487 (I.R.S. Employer Identification No.)

1000 Louisiana Street, Suite 2000, Houston, Texas 77002-5215
(Address of Principal Executive Offices, including Zip code)

(713) 830-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
Underwriting Agreement dated May 26, 2004
Opinion of King & Spalding LLP
Press Release dated May 26, 2004

Item 5. Other Events.

On May 26, 2004, we issued a press release announcing the pricing of an offering of 6,200,000 shares of our common stock under our shelf registration statement on Form S-3, effective March 31, 2004 (File No. 333-113659). We have granted the underwriters an option to purchase an additional 930,000 shares at the public offering price to cover any over-allotments. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

1.1	Underwriting Agreement dated May 26, 2004 among The Houston Exploration Company, and Lehman Brothers Inc. and Goldman, Sachs & Co., as representatives of the underwriters named therein

5.1	Opinion of King & Spalding LLP with respect to the legality of the common stock

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1)

99.1	Press Release of The Houston Exploration Company dated May 26, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOUSTON EXPLORATION COMPANY.
Dated: May 27, 2004	By:	/s/ James F. Westmoreland
James F. Westmoreland
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated May 26, 2004 among The Houston Exploration Company, and Lehman Brothers Inc. and Goldman, Sachs & Co., as representatives of the underwriters named therein

5.1	Opinion of King & Spalding LLP with respect to the legality of the common stock

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1)

99.1	Press Release of The Houston Exploration Company dated May 26, 2004